UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 4, 2021

ALSET EHOME INTERNATIONAL INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39732	83-1079861
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4800 Montgomery Lane Suite 210 Bethesda, Maryland 20814	20814
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (301) 971-3940

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	AEI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD

On November 4, 2021, Alset EHome International Inc. (“AEI”) issued a press release (the “AEI Press Release”) describing AMRE’s acquisition of three hospitals located in Fort Worth, Texas, Plano, Texas and Pittsburgh, Pennsylvania.

A copy of the AEI Press Release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K. The information contained in AEI Press Release shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The furnishing of the information in the AEI Press Release is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information contained in the AEI Press Release constitutes material investor information that is not otherwise publicly available.

Item 8.01 Other Events.

Alset International Limited Loan to American Medical REIT Inc.

On October 29, 2021, Alset International Limited (“AIL”), a majority-owned subsidiary of AEI, entered into a subscription agreement (the “AIL Subscription Agreement”) with American Medical REIT Inc. (“AMRE”), pursuant to which AMRE issued a convertible promissory note (the “AIL Note”) in favor of AIL in the principal sum of $8,350,000. The principal sum of the AIL Note is due on demand, and in the absence of any demand by AIL is due twenty-five (25) months from the date of issuance (the “AIL Note Maturity Date”). Interest on the outstanding balance of the AIL Note accrues at a rate of eight percent (8.00%) per annum and is to be payable in cash quarterly in arrears commencing on the 29th day of January 2022, and continue on the 29th day of each April, July, October and January thereafter through the AIL Note Maturity Date. AMRE may prepay or repay all or any portion of the AIL Note in cash upon thirty (30) days written notice to AIL, without premium or penalty. At the option of AIL, the unpaid principal and interest balance on the AIL Note may be converted, in whole or in part, at any time on or before the Maturity Date, into fully-paid and non-assessable shares of common stock par value $0.001 per share (“Common Stock”) of AMRE at a conversion rate equal to $10.00 per share.

American Pacific Bancorp, Inc. Loan to American Medical REIT Inc.

On October 29, 2021, American Pacific Bancorp, Inc. (“APB”), entered into a subscription agreement (the “APB Subscription Agreement”) with AMRE, pursuant to which AMRE issued a convertible promissory note (the “APB Note”) in favor of APB in the principal sum of $13,940,340. AEI owns approximately 41.3% of APB. The principal sum of the APB Note is due on demand, and in the absence of any demand by APB is due twenty-five (25) months from the date of issuance (the “APB Note Maturity Date”). Interest on the outstanding balance of the APB Note accrues at a rate of eight percent (8.00%) per annum and is to be payable in cash quarterly in arrears commencing on the 29th day of January 2022, and continue on the 29th day of each April, July, October and January thereafter through the APB Note Maturity Date. AMRE may prepay or repay all or any portion of the APB Note in cash upon thirty (30) days written notice to APB, without premium or penalty. At the option of APB, the unpaid principal and interest balance on the APB Note may be converted, in whole or in part, at any time on or before the APB Note Maturity Date, into fully-paid and non-assessable shares of AMRE Common Stock at a conversion rate equal to $10.00 per share.

LiquidValue Asset Management Pte., Ltd Loan to American Medical REIT Inc.

On October 29, 2021, LiquidValue Asset Management Pte., Ltd., (“LiquidValue”), a wholly-owned subsidiary of AIL, exercised the option granted to LiquidValue pursuant to the terms of a promissory note issued by AMRE to LiquidValue, and entered into a subscription agreement (the “LiquidValue Subscription Agreement”) with AMRE, pursuant to which AMRE issued a promissory note (the “LiquidValue Note”) in favor of LiquidValue in the principal sum of $200,000. All amounts due under the LiquidValue Note shall be paid on or before October 29, 2024 (the “LiquidValue Note Maturity Date”). AMRE is entitled to prepay or repay all or any portion of the LiquidValue Note at any time, without premium or penalty. Interest on the outstanding balance of the LiquidValue Note shall accrue at a rate of eight percent (8.00%) per annum. Payments of interest shall be made in cash annually in arrears on March 3 and shall be calculated on the basis of actual number of days elapsed over a year of three hundred sixty (360) days. If not sooner paid, the entire unpaid principal balance of the LiquidValue Note and all unpaid accrued interest shall be due and payable in full on the LiquidValue Note Maturity Date.

As further consideration for LiquidValue to enter into the LiquidValue Subscription Agreement, AMRE also provided LiquidValue with a warrant (the “LiquidValue Warrant”) to purchase shares of Common Stock of AMRE. The Warrant may be exercised, in whole or in part, at any time or times on or after October 29, 2021 (the “Initial Exercise Date”) and on or before the close of business on the four year anniversary of the Initial Exercise Date. The warrant amount granted is the equivalent of the principal of the LiquidValue Note divided by an initial exercise price per share of five dollars ($5.00).

The foregoing summary of the AIL Subscription Agreement the AIL Note, the APB Subscription Agreement, the APB Note, the LiquidValue Subscription Agreement, the LiquidValue Note and the LiquidValue Warrant is subject to, and qualified in its entirety by, the terms of the AIL Subscription Agreement the AIL Note, the APB Subscription Agreement, the APB Note, the LiquidValue Subscription Agreement, the LiquidValue Note and the LiquidValue Warrant.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit
Number	Exhibit

99.1	Press Release dated November 4, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

ALSET EHOME INTERNATIONAL INC.

Dated: November 5, 2021	By:	/s/ Rongguo Wei
Name: Rongguo Wei
Title: Co-Chief Financial Officer